Subsequent Events	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
15.
Subsequent Events

On November 22, 2023, the Company entered into a definitive agreement (the “Implementation Agreement”), with Bidco 1354 Limited (“Bidco”), a wholly owned subsidiary of Syncona Portfolio Limited (collectively referred to as “Syncona”). Pursuant to the terms of the Implementation Agreement, Syncona has agreed to acquire the entire issued and to be issued share capital of the Company (the "Company Shares") for $6.50 in cash per ADS (the “Consideration”). Under the terms of the Implementation Agreement, the proposed acquisition (the "Acquisition") will be implemented by means of a scheme of arrangement to be undertaken pursuant to Part 26 of the UK Companies Act 2006 (a "Scheme"). Bidco reserves the right under the Implementation Agreement to effect the Acquisition by way of a takeover offer after consultation with the Special Committee of the Company’s Board of Directors.

The completion of the proposed Acquisition is subject to the satisfaction or waiver of certain conditions. Pursuant to the terms of the Implementation Agreement, all outstanding equity awards outstanding immediately before the Scheme is sanctioned by the High Court of Justice in England and Wales, will be accelerated in full, except that any option that has a per ADS exercise price equal to or in excess of the Consideration will be cancelled for no consideration.

The Implementation Agreement contains certain customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the Company’s business prior to completion of the Acquisition. The Implementation Agreement contains certain termination rights for both the Company and Bidco.

On November 22, 2023, the Company issued Fixed Rate Convertible Loan Notes due 2024 in aggregate principal amount of $10.0 million to Syncona (the “Convertible Notes”). On completion of certain business and Acquisition-related milestones, the Company will issue an additional $5.0 million in aggregate principal amount of Convertible Notes. The Convertible Notes bear interest at 12% per annum and interest will be capitalized monthly in arrears. Upon repayment or conversion, a premium of 10% of the principal outstanding (excluding capitalized interest) will be added to the loan balance. The Convertible Notes will mature on November 20, 2024 (the “Maturity Date”).

The Convertible Notes are convertible at the option of the holder during the period starting on the earlier to occur of May 22, 2024 and the date of termination of the Implementation Agreement and ending on the Maturity Date (the “Optional Conversion Period”). If at any time following the issuance of the Convertible Notes and prior to the Maturity Date either a Qualified Equity Financing or a Matching Right Financing (each as defined in the Secured Convertible Loan Note Certificate) occurs, the repayment amount in respect of all of the Convertible Notes will be mandatorily converted into ADSs. During the Optional Conversion Period, the Company can redeem all or some portion of the Convertible Notes upon 30 days written notice to the holder, or such shorter period as mutually agreed with the holder.

In each case, the Convertible Notes will be converted into ADSs at the conversion price of $6.50, subject to reduction or adjustment in accordance with the terms of the Secured Convertible Loan Note Certificate (the “Conversion Price”).

Under a Security Agreement, the Company and certain of its subsidiaries provide fixed and floating charges over all of their assets (and assign certain assets) to Syncona to secure the Company’s obligations under the Convertible Notes.